UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2008

MIDLAND CAPITAL HOLDINGS CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-14343	36-4238089
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8929 S. Harlem Avenue, Bridgeview, Illinois	60455
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 598-9400

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 25, 2008, Midland Capital Holdings Corporation issued a press release announcing its fiscal third quarter earnings and declaring a cash dividend.

Item 9.01 Financial Statements and Exhibits

(c) The following exhibit is filed herewith:

99.1	Press Release dated April 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDLAND CAPITAL HOLDINGS CORPORATION
Registrant

DATE: April 25, 2008	BY:	/s/ Paul Zogas

Paul Zogas
President, Chief Executive Officer
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 25, 2008